SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 26, 2001
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                                SPECTRAFAX CORP.
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             (exact name of registrant as specified in its charter)


FLORIDA                                                               59-2412164
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

501 Goodlette Road B206                   Naples, Florida 34102
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(Address of principal executive offices)

Registrant's telephone number, including area code:           (941)643-5060
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Item 5.  Other events.

Registrant announced the signing of a Letter of Intent to reorganize and merge with Tricomp Inc.


Item 7  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release

                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SPECTRAFAX CORP.
                                          /s/ Thomas J. Conwell
                                          ------------------------
                                          Thomas J. Conwell,
                                          CEO

                                          Dated: November 26, 2001